2014 ANALYST MEETING

December 10, 2014

CLUBCORP®
THE WORLD LEADER IN PRIVATE CLUBS®









AGENDA

Gleneagles Country Club – December 10, 2014

• 8:00-8:10am	**Welcome**	– Eric Affeldt
• 8:10-8:30am	**Executing Our Growth Strategy**	– Eric Affeldt
• 8:30-9:00am	**Reinvention**	– Mark Burnett
• 9:00-9:20am	**Financial Overview**	– Curt McClellan
• 9:20-9:35am	**REIT Analysis**	– Eric Affeldt
• 9:35-9:50am	*Break*	
• 9:50-11:00am	**Q&A**	– Eric, Curt and Mark
• 11:00-11:30am	**Property Tour**	– Gleneagles CC
• 11:30-12:15pm	**Luncheon with ClubCorp Executives**	
• 12:15-12:35pm	*Bus to next club*	
• 12:35-1:00pm	**Property Tour**	– Prestonwood CC
• 1:00-1:30pm	*Bus to next club*	
• 1:30-2:00pm	**Property Tour**	– Stonebriar CC


Mission Hills Country Club
Rancho Mirage, CA


Las Colinas Country Club
Irving, TX

CLUBCORP®
THE WORLD LEADER IN PRIVATE CLUBS®

2

3 CAUTIONARY STATEMENTS Forward-Looking Statements Certain statements in this presentation may be considered forward-looking statements. Forward-looking statements generally relate to future events or our future financial or operating performance. In some cases, you can identify forward-looking statements by terminology such as ‘‘may’’, ‘‘should’’, ‘‘expect’’, ‘‘intend’’, ‘‘will’’, ‘‘estimate’’, ‘‘anticipate’’, ‘‘believe’’, ‘‘predict’’, ‘‘potential’’ or ‘‘continue’’ or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans or intentions. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by the Company and its management, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to, those factors identified in the Company’s 2013 Annual Report on Form 10-K and in the Company’s Quarterly Report on Form 10-Q for the third fiscal quarterly period ended September 9, 2014 in the sections titled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” Nothing in this presentation should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Company undertakes no duty to update these forward-looking statements. Non-GAAP Financial Measures In our presentation, we may refer to certain non-GAAP financial measures. To the extent we disclose non-GAAP financial measures, please refer to footnotes where presented on each page of this presentation or to the appendix found at the end of this presentation for a reconciliation of these measures to what we believe are the most directly comparable GAAP measures. 4 EXECUTING OUR GROWTH STRATEGY Eric Affeldt, President and CEO

EXECUTING OUR GROWTH STRATEGY

Our three-pronged growth strategy builds on our resilient membership business

Revenue Mix(1)


9% Other
16% Golf Ops
Dues-Based Membership Business
46% Dues
29% Food & Beverage

1. Organic Growth
2. Reinvention
3. Acquisitions

(1) 3Q14 LTM, does not include addition of Sequoia Golf.

5

WE'RE IN THE MEMBERSHIP BUSINESS

Predictable dues-based membership business with stable and growing membership base

GCC Membership Trends


83,724
81,986
80,024
79,656
80,619
81,744
84,438
90,179
86%
83%
83%
83%
84%
84%
84%
2007
2008
2009
2010
2011
2012
2013
3Q14*
Membership Counts
Annual Retention Rate

BSA Membership Trends


79,383
73,160
67,032
63,967
62,953
62,046
61,405
63,070
77%
73%
73%
76%
77%
77%
77%
2007
2008
2009
2010
2011
2012
2013
3Q14*
Membership Counts
Annual Retention Rate

Golf & Country Clubs (GCC)…

- +5.3% y/y membership growth*
- ~84% membership retention
- Second year of record membership overall

Business, Sports & Alumni Clubs (BSA)…

- +1.9% y/y membership growth*
- Membership has stabilized and beginning to see modest growth
- First year of membership growth since 2006

* 3Q14 membership does not include addition of Sequoia Golf. Sequoia Golf represents an additional ~27k memberships

6

RESILIENT MEMBERSHIP BASE

Tied to healthier, mass affluent consumer


Average Household Income(1)
(GCC surrounding population demographics)
9%
13%
18%
46%
<$150k
$150-175k
$175-200k
>$200


Average Primary Home Value(1)
(GCC surrounding population demographics)
4%
19%
18%
45%
<$250k
$250-500k
$500-750k
$750k+


Average Age(1)
(GCC surrounding population demographics)
1%
32%
37%
15%
25-35
36-50
51-65
65+

A more resilient consumer…

- Targeting mass affluent demographic with average annual household income in excess of $150k with significant annual discretionary income
- Strong member retention plus meaningful percentage of highly visible recurring revenue makes our dues-based business model resilient across economic cycles
- Additionally, proximity increases usage and retention … these clubs are located in Member's communities

ClubCorp®
The World Leader in Private Clubs®

(1) Source: Mosaic demographic analysis of GCC members within Buxton database

7

TODAY'S PRIVATE CLUB EXPERIENCE

Membership is a lifestyle choice

Appeals to multi-generational group of families or individuals seeking nearby, multi-faceted "sports resort" for recreational, leisure and social activities

Traditional private club experience…

- Exclusivity and status
- Golf-centered recreation
- Formal fine-dining rooms
- No work, no cell phones, no jeans … and sometimes no kids
- Stuffy, dated amenities that are out of fashion and out of touch
- Capital assessments

Today's club members desire…

- Trend is toward experiences, rich programming, and personal enrichment
- Multi-generational, family-centric
- Amenities that facilitate networking and building relationships
- Emphasis on overall fitness, wellness, and fun, not just golf
- Improved golf practice facilities and more golf training for all ages
- Family friendly amenities





ClubCorp®
The World Leader in Private Clubs®

8

THE CLUBCORP ADVANTAGE

The ClubCorp Network … delivers superior and differentiated value proposition

ClubCorp Membership Benefits…

- We give you access to our network
- We focus on building relationships and enriching lives
- We welcome families
- We offer unrivaled golf and dining benefits
- We invest in our clubs
- We don't assess members for capital improvements
- We enhance the club experience with technology
- We have fun and host the best events
- We bring you unique experiences

O.N.E. (Optimal Network Experiences)

My Club

Benefits at home club

- 50% off á la carte dining at home club(1)

My Community

Benefits at clubs within 50 mile radius

- Preferred rates at ClubCorp owned clubs
- Dining discounts at our business clubs
- Private invitations to HUB special events

My World

Benefits at clubs outside 50 mile radius

- 2 free rounds of golf per golf & country club, per month(1)
- 2 free meals per business club, per month(1)
- Access and special offerings or discounts to more than 300 private and public clubs and over 1,000 affiliate partners


My Club


My Community


My World

CLUBCORP®
THE WORLD LEADER IN PRIVATE CLUBS®

9

(1) *Some restrictions apply*

THE WORLD LEADER IN PRIVATE CLUBS

With over 200 private clubs(1) and over 1,000 affiliate partners … the ClubCorp Network is our premier Member benefit


CHINA
MEXICO
WA
OR
CA
NV
AZ
CO
KS
OK
TX
AR
LA
MS
AL
GA
FL
SC
NC
VA
TN
IL
IN
OH
MI
PA
NY
NJ
KEY TO SYMBOLS
Golf and Country Clubs
Business and Sports Clubs
Managed Golf and Country Clubs
Managed Business and Sports Clubs

CLUBCORP®
THE WORLD LEADER IN PRIVATE CLUBS®

10

(1) *As of 12/5/2014*

THE VALUE OF THE CLUBCORP NETWORK

Our O.N.E. product is unmatched in the industry


Adoption of O.N.E. and
Other Upgrade Products(1)
35%
42%
43%
44%
45%
46%
2010
3Q13
4Q13
1Q14
2Q14
3Q14





The O.N.E. product…

- Introduced in 2010, offered at 88 clubs[(1)] today with significant opportunity to expand
- O.N.E. pricing is average $50-75 per month[(1)] above base dues
- Upgrade dues represent annual revenue of ~$37 million (up +12% y/y)[(1)]
- Increases revenue without increasing fixed costs
- Drives increased club utilization

CLUBCORP®
THE WORLD LEADER IN PRIVATE CLUBS®

11

(1) As of 3Q14, before addition of Sequoia clubs

ORGANIC GROWTH STRATEGY IN ACTION

Solid and consistent same store growth


Revenue
(growth year-over-year)
3.9%
4.5%
5.1%
4.8%
2011
2012
2013 (53wks)
3Q14 LTM (53 wks)


Adj. EBITDA(1)
(growth year-over-year)
3.9%
7.5%
5.1%
6.3%
2011
2012
2013 (53wks)
3Q14 LTM (53 wks)


Dues
(growth year-over-year)
2.1%
3.1%
6.2%
5.9%
2011
2012
2013 (53wks)
3Q14 LTM (53 wks)


Food & Beverage
(growth year-over-year)
7.0%
6.3%
5.8%
6.5%
2011
2012
2013 (53wks)
3Q14 LTM (53 wks)

- Three primary revenue streams:
  - Membership dues
  - Food & beverage
  - Golf operations
- **Same Store Dues** have grown from increases in rate, membership growth, and O.N.E. penetration
- **Same Store F&B** has grown from increases in member usage (i.e. á la carte cover counts), average á la carte check per member, and size and pricing of private events
- **Same Store Golf Ops** revenue experiences some mild seasonal impact

CLUBCORP®
THE WORLD LEADER IN PRIVATE CLUBS®

12

(1) Adjusted EBITDA is a non-GAAP measure. See Appendix for a reconciliation to the most comparable financial measure calculated in accordance with GAAP.

THE REINVENTION OPPORTUNITY

~25% of ClubCorp's portfolio has been reinvented … huge opportunity still ahead of us


Reinventions by Division
20
51
33
157
53
208
BSA
GCC
Total
Reinventions
Total Clubs


Columbia Tower Club
Seattle, WA


Aliso Viejo, CA

Reinvention…

- Was born of an intensive research study examining club usage conducted in 2008
- Expansion capital to build an amenity that did not previously exist at the club
- By the end of 2014, 53 same store and acquired clubs will have received a major reinvention
- Reinvention elements underway at 5 newly acquired clubs and reinvention of Sequoia Golf clubs to begin soon

CLUBCORP®
THE WORLD LEADER IN PRIVATE CLUBS®

13

ACQUISITION OPPORTUNITIES

ClubCorp is the largest owner-operator in a highly fragmented industry


Owners of 1 or More Private Clubs
and Number of Clubs they Represent(1)
3400+
50
143
16
169
4
113
MYCC
1
MYCC
116
1 Club
2 - 5
6 - 24
> 25
> 100


Seville Golf & Country Club
Gilbert, AZ


Town Point Club
Norfolk, VA

Private golf and country clubs in the U.S. …

- ~4,000 private clubs, of which ~15% have a corporate owner
- ClubCorp is ~3-5x its next four largest private club competitors
- In total, ClubCorp operates 157 golf and country clubs in total
  - *Owner-operator* of 116 golf and country clubs
  - *Operator* of 24 via long-term lease or joint venture and *Manage* 17 properties
- ClubCorp operates 51 business, sports and alumni clubs
- Acquisition pipeline remains robust

CLUBCORP®
THE WORLD LEADER IN PRIVATE CLUBS®

(1) Source: National Golf Foundation data and company analysis

14

ACQUISITION STRATEGY

Scope, scale and expertise to successfully acquire and consolidate fragmented industry

Successful acquisitions = f(sourcing strategy, post-acquisition synergies)

Sourcing…

- Population density within a 10-15 mile radius
- Affluence within 10-15 mile radius
- Existing membership and revenue base
- Other intangibles:
  - Undermanaged
  - Undercapitalized
  - Unnatural owner (lender, developer, equity clubs)

Post-acquisition synergies…

- Introduce ClubCorp leadership familiar with ClubCorp standards
- Apply ClubCorp economies of scale
  - Avendra procurement
  - Adopt ClubCorp menu mgmt
  - Largest purchaser of turf equipment and golf carts
- Immediately invest in reinvention
- Introduce O.N.E. product – unmatched portfolio advantage
- Invest in new member programming


Ipswich Country Club
Ipswich, MA


canyon

CLUBCORP®
THE WORLD LEADER IN PRIVATE CLUBS®

15

ACQUISITION TRACK RECORD

Price per club vastly below replacement cost

Date	Club Name	State	# of Clubs	# of Holes	Purchase Price
2010	Country Club of the South	GA	1	18	$7.6M
2011	The Hamlet Golf & Country Club Willow Creek Golf & Country Club Wind Watch Golf & Country Club	NY	3	54	$20.0M
	Canterwood Golf & Country Club	WA	1	18	$4.0M
2012	Hartefeld National Golf Club	PA	1	18	$3.8M
2013	Oak Tree Country Club	OK	1	36	$10.0M(1)
	Cherry Valley Country Club	NJ	1	18	$5.6M(2)
	Chantilly National Golf & Country Club	VA	1	18	$4.6M
2014	Prestonwood Country Club	TX	2	36	$11.2M
	TPC Piper Glen	NC	1	18	$3.8M
	TPC Michigan	MI	1	18	$3.0M
	Sequoia Golf Portfolio	Various	50	990	$265M
	Oro Valley	AZ	1	18	$2.9M
	Total Single Store Acquisitions		**14**	**270**	**$76.5M**
	Total Portfolio Acquisitions		**50**	**990**	**$265M**
	Total Acquisitions		**64**	**1,260**	**~$342M**

Single Store acquisitions…

- 14 single store acquisitions since 2010
- ~$5.5 million average purchase price
- ~$5.1 million average purchase price per 18 hole equivalent
- ~$2 million additional one-time reinvention capital per acquired club

Portfolio acquisitions…

- Sequoia Golf added 50 clubs and 990 holes of golf
- ~9x trailing LTM EBITDA
- ~$15 million in additional one-time reinvention capital invested in 2015

CLUBCORP®
THE WORLD LEADER IN PRIVATE CLUBS®

(1) Includes purchase price of $5.0M plus assumption of $5.0M debt. (2) Includes purchase price of $6.9M less cash received of $1.3M.

16

17 ACQUISITION CASE STUDY Single store acquisition economics … significant profit improvement and membership growth Single Store acquisitions… » Case study example: ─ Under prior ownership… gross revenue was ~$8 million and Adj. EBITDA margin was ~15% ─ Under ClubCorp ownership… significant membership growth and increased utilization has led to significant improvement in overall club profitability » Pro forma target 10-15% unlevered cash on cash returns by yr. 3 » Look-back multiple of ~6x EBITDA in a 3-5 yr. period 28% 28% 30% 32% 34% 10% 14% 16% 18% 22% Yr. 1 Yr. 2 Yr. 3 Yr. 4 Yr. 5 Adj. EBITDA % and Cash-on-Cash Return(1) Adj. EBITDA % Cash on Cash Return 187 229 271 312 354 8 38 68 98 128 Yr. 1 Yr. 2 Yr. 3 Yr. 4 Yr. 5 Incremental Membership Growth(1) Current Projection Pro forma (1) Company analysis on current newly acquired club 18 SEQUOIA GOLF Largest acquisition in company’s 58 year history … transformational opportunity Sequoia Golf… » Portfolio of 30 owned, three leased and 17 managed properties (44 private clubs, 5 public, 1 sports club) » Approximately 27,000 memberships serving over 60,000 members » Solidifies ClubCorp’s industry-leading network of private clubs » Solidifies market penetration in Atlanta, GA and Houston, TX » Enhances value of ClubCorp’s O.N.E. offering to new and participating members » Increases industry-leading economies of scale, further driving procurement, operational and corporate cost efficiencies » Collection of owned private clubs that will respond well to reinvention » Potential to grow a geographically diverse property management platform

ACQUISITION STRATEGY IN ACTION

Significant upside from Sequoia Golf acquisition … The Woodlands is an example

The New Woodlands Experience

We're investing millions to make your club experience even better.

PALMER CLUBHOUSE

- **Complete clubhouse reinvention** including updated designs, and dedicated Member dining area, bar and lounge with innovative wine display, new cuvenee wine system and media area with big-screen TVs
- **Elegant dedicated private event space**
- **Expanded fitness center** with state-of-the-art equipment and group exercise room
- **Refreshed outdoor dining area** with fire pits and new media area
- **Upgraded WiFi with enhanced clubhouse coverage**

TOURNAMENT CLUBHOUSE

- **New furniture and fixtures** at the grille
- **Refreshed patio** with updated lounge area outside the grille
- **Upgraded WiFi with enhanced clubhouse coverage**

PLAYER CLUBHOUSE

- **Clubhouse refresh** with enhanced dining area
- **New shaded patio** with soft seating and the best view in The Woodlands

GOLF COURSE IMPROVEMENTS

- **New short game area** at the Tournament Course
- **New tee amenities, signage and maintenance equipment**
- **Enhanced driving range amenities**
- **New golf cart fleet** in 2016

TENNIS UPGRADES

- **Additional hard courts, resurfaced clay courts and new lighting**

RESORT-STYLE POOL EXPERIENCE

- **Cabanas, new pool furniture and new family features**

We're just getting started! The Woodlands COUNTRY CLUB *A Member of the ClubCorp Family*


The Woodlands Country Club
The Woodlands, TX


The Woodlands Country Club
The Woodlands, TX

CLUBCORP® THE WORLD LEADER IN PRIVATE CLUBS®

19

WHY CLUBCORP?

Resilient business model … coupled with significant incremental growth opportunities

- Predictable dues-based membership business with growing membership base
- Solid organic growth … linked to healthier, mass affluent consumer
- Attractive returns on expansion capital, particularly from reinvention
- Financial strength, scope, scale and expertise to acquire and consolidate fragmented industry
- Upside from recent Sequoia Golf acquisition





CLUBCORP® THE WORLD LEADER IN PRIVATE CLUBS®

20

21 REINVENTION Mark Burnett, COO 22 Reinvention Design REINVENTION How Members engage and utilize their club are at the core of reinvention design Design Purpose Food & Beverage Service Programming Networking Technology 2008 psychographic Member study… » During 2008, we conducted an in depth behavioral study to analyze how (past, current and prospective) Members utilize their clubs » We were able to segment Members based on behavior by how Members engage and utilize their club » It was clear there was an opportunity to enhance the traditional club experience and align them with Members needs for a more innovative and immersive experience » We now design clubs in a manner that caters to different Members needs for leisure, recreation or business … whether those events are spontaneous or a planned private event

23 REINVENTION ELEMENTS Reinventing and / or adding amenities that did not previously exist at the club 24 REINVENTION IN ACTION Golf & Country Clubs

25 LAS COLINAS COUNTRY CLUB Irving, TX Dated, tired Modern, openTake advantage of view 26 MORGAN RUN CLUB & RESORT Rancho Santa Fe, CA Dated, stuffy, formal Warm, welcomingOutdoor amenity

27 THE CLUBS OF KINGWOOD Kingwood, TX Service bar Integrated, focal point of roomFamily friendly 28 STONEBRIAR COUNTRY CLUB Frisco, TX Formal, stuffy, dated Modern, casual diningEnhanced fitness facilities

29 GLENEAGLES COUNTRY CLUB Plano, TX Dated, undersized bar Integrated, modern, private experienceEnhanced fitness facilities 30 GLENEAGLES COUNTRY CLUB Plano, TX – GOLF PRACTICE FACILITIES

31 BROOKHAVEN COUNTRY CLUB Dallas, TX – OUTDOOR LIFESTYLE 32 REINVENTION IN ACTION Business Clubs

33 CITY CLUB LOS ANGELES Los Angeles, CA Formal, stuffy, traditional Modern dining, take advantage of viewWarm entry lobby 34 COLUMBIA TOWER CLUB Seattle, WA Formal, stuffy Integrated, casual diningAnytime lounge / media room

35 SILICON VALLEY CAPITAL CLUB San Jose, CA Dated, stuffy Integrated media room / anytime loungeCasual outdoor activities 36 THE HOUSTON CLUB Houston, TX Formal, stuffy, traditional Modern, casual dining, expansive viewUpdated board rooms

37 CITY CLUB RALEIGH Raleigh, NC Service bar Integrated, focal point of roomCasual dining 38 REINVENTION OFFSHOOTS … ADJACENT BUSINESS Alumni Clubs

39 THE UNIVERSITY OF TEXAS CLUB Austin, TX 40 BAYLOR CLUB Waco, TX

THE REINVENTION OPPORTUNITY

~25% of ClubCorp's portfolio has been reinvented … huge opportunity still ahead of us


Reinventions by Year
5
4
1
3
1
2
5
3
2
12
3
9
7
2
1
4
14
3
2
9
11
4
1
6
2007
2008
2009
2010
2011
2012
2013
2014
GCC 1st Reinvention
GCC 2nd Reinvention
BSA


Stonebriar Country Club
Frisco, TX


Tampa Palms Golf & Country Club
Tampa, FL

Reinvention…

- By the end of 2014, 53 same store or acquired clubs will have received a major reinvention(1)
- We have already returned to four clubs to introduce a 2nd round of major reinvention capital and add additional reinvention elements

CLUBCORP
THE WORLD LEADER IN PRIVATE CLUBS

41

(1) Major reinvention defined as capital investment >$750k in one year

WHY REINVENTION MAKES SENSE

Reinvention delivers growth significantly above GDP … and spurs membership growth


Revenue Growth
(CAGR %)
12.0%
7.8%
9.4%
10.4%
10.8%
Las Colinas 3yr CAGR
Lakeway 2yr CAGR
Gleneagles 1yr CAGR
Stonebriar 1yr CAGR
Morgan Run 1 yr CAGR


Membership Growth
(pre- to post-reinvention CAGR %)
5.4%
1.9%
2.0%
7.4%
5.1%
Las Colinas 3yr CAGR
Lakeway 2yr CAGR
Gleneagles 1yr CAGR
Stonebriar 1yr CAGR
Morgan Run 1 yr CAGR


The Hamlet Golf & Country Club
Commack, NY



CLUBCORP
THE WORLD LEADER IN PRIVATE CLUBS

42

WHY REINVENTION MAKES SENSE

Attractive returns on expansion capital ... that significantly exceeds our cost of capital


GCC Cash on Cash Returns(1)
Projected
4%
16%
22%
25%
26%
Yr. 1
Yr. 2
Yr. 3
Yr. 4
Yr. 5


BSA Cash on Cash Returns(1)
Projected
-8%
9%
16%
18%
19%
Yr. 1
Yr. 2
Yr. 3
Yr. 4
Yr. 5


Kingwood Country Club
Kingwood, TX


City Club of Washington
Washington, DC

Reinvention...

- ~$60 million invested in major reinvention capital[2] since 2010
- In aggregate, these reinventions are contributing a run rate of $11+ million in incremental Adj. EBITDA this year[1]
- Pro forma target 10-15% unlevered cash on cash returns by yr. 3
  - Average historical cash on cash returns for GCC > 20% by yr. 3 and BSA >15% by yr. 3

CLUBCORP®
THE WORLD LEADER IN PRIVATE CLUBS®

(1) Cash on cash determined as incremental Adj. EBITDA over base case projection for the same club assuming no reinvention investment divided by capital investment for project. (2) Major reinvention capital defined as projects where expansion capital exceeds $750k

43

THE VALUE OF REINVENTION

Reinvention driving above GDP growth in our GCC business ... acquisitions cycle through


GCC Revenue Bridge YTD
($ millions, growth year-over-year)
$607
$18
+6.6%
$10
+7.3%
$4
+2.6%
$2
$24
$661
3Q'13 LTM
Same Store Dues
Same Store F&B
Same Store Golf Ops
Other
Acquisitions(2)
3Q'14 LTM


GCC Adj. EBITDA(1) Bridge YTD
($ millions, growth year-over-year)
$177
$10
+5.9%
$4
$191
3Q'13 LTM
Same Store
Acquisitions(2)
3Q'14 LTM

Membership and ancillary spend growth is directly proportional to our ability *and flexibility* to reinvent clubs

- Same store dues = *f*(membership, rate, O.N.E. penetration, *reinvention*)
- Same store F&B = *f*(membership, a la carte covers, a la carte average check, private events, *reinvention*)
- Same store golf ops = *f*(membership, member rounds, paid rounds and outings, *reinvention*)
- Acquisitions = *f*(sourcing, cost synergies, revenue synergies, *reinvention*)

CLUBCORP®
THE WORLD LEADER IN PRIVATE CLUBS®

(1) Adjusted EBITDA is a non-GAAP measure. See Appendix for the definition of Adjusted EBITDA and a reconciliation to the most comparable financial measure calculated in accordance with GAAP. (2) Acquisitions made in 2013 and 2014, and does not include Sequoia Golf

44

45 REINVENTION AT CLUBCORP Strengthens ClubCorp’s value proposition and increases the company’s intrinsic value Relevant amenities and programming create tangible Member benefit that enriches the Member experience Reinvention design is aligned with how Members use the club … making the club relevant, practical and family friendly ClubCorp has significant reinvention opportunities … acquisitions add to the reinvention pipeline Revenue growth at reinvented clubs is significantly above GDP growth Returns on incremental invested capital are multiples above the ClubCorp’s weighted average cost of capital 46 FINANCIAL OVERVIEW Curt McClellan, CFO

CLUBCORP TODAY

Delivering results consistent with what we communicated at our IPO

Long-term Objective	Results 3Q14 LTM
Revenue Growth 3-5%	$851M, up +4.4% y/y
Adj. EBITDA[(1)] Growth 5-7%	$187M up +5.8% y/y
Reinvention	9 completed[(2)] 7 in progress[(2)]
Acquisitions[(3)]	6 single store 1 large portfolio Total of 56 clubs



Total Revenue
($ millions)
$688
$720
$755
$815
$851
2010
2011
2012
2013 (53wks)
3Q14 LTM (53 wks)



Total Adj. EBITDA(1)
($ millions)
21.8%
21.8%
22.0%
21.7%
22.0%
$150
$157
$166
$177
$187
2010
2011
2012
2013 (53wks)
3Q14 LTM (53 wks)





CLUBCORP® THE WORLD LEADER IN PRIVATE CLUBS®

(1) Adjusted EBITDA is a non-GAAP measure. See Appendix for reconciliation to the most comparable financial measure calculated in accordance with GAAP. (2) Reinventions completed or in progress during 2014. (3) Since IPO

47

GOLF & COUNTRY CLUBS (GCC)

Largest and stickiest part of our business ... solid growth across all key operating metrics



GCC Total(1) Revenue
($ millions)
$532
$556
$586
$629
$661
2010
2011
2012
2013 (53wks)
3Q14 LTM (53 wks)



GCC Same Store Revenue Mix
3Q14 LTM $633M
47% Dues
23% F&B
22% Golf Ops
8% Other



GCC Total(1) Adj. EBITDA(2)
($ millions)
28.4%
28.1%
28.8%
28.7%
28.9%
$151
$156
$169
$180
$191
2010
2011
2012
2013 (53wks)
3Q14 LTM (53 wks)



GCC Same Store & Total Growth
(3Q14 YTD (36 wks) growth year-over-year)
3.3%
6.5%
7.6%
8.6%
Revenue Same Store
Adj. EBITDA Same Store
Revenue Total
Adj. EBITDA Total

Key operating metrics…
3Q14 YTD (36 weeks) growth year-over-year

- ClubCorp's largest business:
  - ~79% club revenue
  - ~87% club adj. EBITDA
- Membership:
  - Peak golf and total memberships
  - ~84% annualized retention rate
- Same Store Dues revenue ⇧ 4.6%
  - Upgrade dues ⇧ 13.7%
- Same Store F&B revenue ⇧ 5.6%
  - A la carte revenue ⇧ 6.5%
  - A la carte average check ⇧ 11%
  - Private events revenue ⇧ 4.1%
- Same Store Golf ops revenue ⇧ 1.3%
  - Member rounds ⇧ 2.4%
  - Retail revenue⇧ 1.5%

CLUBCORP® THE WORLD LEADER IN PRIVATE CLUBS®

(1) Total includes same store plus new or acquired clubs. (2) Adjusted EBITDA is a non-GAAP measure. See Appendix for a reconciliation to the most comparable financial measure calculated in accordance with GAAP.

48

BUSINESS, SPORTS & ALUMNI CLUBS (BSA)

Stable business ... moderate revenue growth and improving profitability


BSA Total(1) Revenue
($ millions)
$168
$172
$174
$180
$184
2010
2011
2012
2013 (53wks)
3Q14 LTM (53 wks)


BSA Same Store Revenue Mix
3Q14 LTM $184M
43% Dues
50% F&B
7% Other


BSA Total(1) Adj. EBITDA(2)
($ millions)
18.1%
19.0%
19.6%
19.1%
19.6%
$30
$33
$34
$35
$36
2010
2011
2012
2013 (53wks)
3Q14 LTM (53 wks)


BSA Same Store & Total Growth
(3Q14 YTD (36 wks) growth year-over-year)
3.1%
9.9%
3.4%
8.5%
Revenue Same Store
Adj. EBITDA Same Store
Revenue Total
Adj. EBITDA Total

Key operating metrics...

3Q14 YTD (36 weeks) growth year-over-year

- ClubCorp's BSA business:
  - ~21% club revenue
  - ~13% club adj. EBITDA
- Membership:
  - Flat overall with modest increase in the 3Q14
- Same Store Dues revenue ⇧ 1.6%
  - Upgrade dues ⇧ 1.7%
- Same Store F&B revenue ⇧ 5.2%
  - A la carte revenue ⇧ 0.9%
  - A la carte covers ⇧ 14.9%
  - Private events revenue ⇧ 6.8%

CLUBCORP® THE WORLD LEADER IN PRIVATE CLUBS®

(1) Total includes same store plus new or acquired clubs. (2) Adjusted EBITDA is a non-GAAP measure. See Appendix for a reconciliation to the most comparable financial measure calculated in accordance with GAAP.

49

CAPITAL STRUCTURE

Strong balance sheet

Pro-forma capitalization

($ millions, except share price)

Capitalization	3Q14	Adj.	PF 3Q14
Common Shares	64.4		64.4
Share Price @ 12/5/2014	$19.91		$19.91
Total Equity Capitalization	$1,282		$1,282
Term Loan	$651	$250	$901
Revolver	0		0
Mortgage Notes	38		38
Other Debt	2		2
Capital Leases	33	3	36
Total Debt(1)	$724		$977
Less Cash Equivalents	(66)	5	(61)
Net Debt	$658		$916
Total Capitalization	$1,940		$2,198
Non-controlling interest	11		11
Total Enterprise Value	$1,951		$2,209

Capital Structure and Liquidity...

- Preservation of strong balance sheet
- Incremental $250 million senior secured term loans, creating one fungible term loan tranche of ~$900 million priced at L+350 bps, with a 1% LIBOR floor that will mature on July 24, 2020
- Sr. Secured leverage ratio increases from ~3.7x to ~4.3x
- No near term debt maturities through 2020
- Earlier in the year, full redemption of $270M in 10% sr. unsecured notes, replaced by $350M in sr. secured term loan

CLUBCORP® THE WORLD LEADER IN PRIVATE CLUBS®

(1) Total debt excludes $12M of notes payable related to certain non-core development entities and $2M discount on term loan

50

FREE CASH FLOW AND CAPEX

Attractive FCF generation ... continued investment in business



Levered FCF
($ millions)
$72.7
$70.7
$77.0
$83.2
$87.6
$99.6
2Q13 LTM
3Q13 LTM
4Q13 LTM
1Q14 LTM
2Q14 LTM
3Q14 LTM



Capital Expenditures
($ millions)
$18.0
$24.9
$22.8
$25.1
$37.5
$16.7
$35.7
$23.8
$44.4
$28.2
2010
2011
2012
2013
3Q14 LTM
Maintenance Capex
ROI Capex

Free Cash Flow…

- +41% y/y increase in LTM levered FCF
- Reduced interest expense and cash taxes throughout the year
  - Anticipated 2014 interest expense of $39 million
  - Anticipated 2014 cash tax expense of $12 million
- Paid ~$30 million in dividends over the last twelve months

CLUBCORP®
THE WORLD LEADER IN PRIVATE CLUBS®

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2015 OUTLOOK

Guidance indicates upside from Sequoia Golf acquisition

Sequoia Golf acquisition…

- Cost synergies:
  - Reduction in duplicative corporate overhead
  - Procurement synergies
- Upside from revenue synergies:
  - Introduction of O.N.E. product
  - Reinvention elements will be phased in over the next two years (~$15M in yr. 1)
- Track performance as newly acquired clubs

Core business…

- Stable margins
- Attractive FCF generation
- 2nd year ramp of 2014 reinventions
- New class of 2015 reinventions

Metric	2015 Outlook
Revenue	$1,000M to $1,030M
Adj. EBITDA(1)	$225M to $235M
Reinvention Capex	$42M to 44M
Dividend (full year)	Increase +8% $0.52 / share



Plano, TX



Desert Falls Country Club
Palm Desert, CA

CLUBCORP®
THE WORLD LEADER IN PRIVATE CLUBS®

(1) Adjusted EBITDA is a non-GAAP measure. See Appendix for a reconciliation to the most comparable financial measure calculated in accordance with GAAP.

52

CLUBCORP VALUATION

Continued strong execution fuels stock price growth ... and should yield multiple expansion



MYCC Quarterly Average Stock Price
$14.00
$15.09
$15.31
$17.94
$18.39
$17.98
$19.07
IPO
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14(1)

High-end of 2015 Outlook

- Adoption of O.N.E. among Sequoia Golf members exceeds company projections
- ROI from club reinventions and acquisitions are realized on an accelerated basis
- Economy grows at a faster rate, membership growth accelerates
- Acquisition strategy accelerates

Midpoint of 2015 Outlook

- Solid same store growth across all three primary revenue streams: dues, F&B and golf operations
- All Sequoia Golf cost and revenue synergies are inline or above company projections
- Strong member retention and consistent new member growth

Low-end of 2015 Outlook

- Member growth slows, reducing future member dues and ancillary revenue
- Realized Sequoia Golf cost and revenue synergies are below expectations
- Returns on invested reinvention or acquisition capital are lower than they have been historically

CLUBCORP® THE WORLD LEADER IN PRIVATE CLUBS®

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(1) 4Q14 quarterly average stock price as of 12/3/2014

LONG-TERM OBJECTIVE

ClubCorp's growth strategy validates our ability to grow revenue and Adj. EBITDA above GDP



Long-term objective
Revenue Growth 3-5%
Adj. EBITDA(1) Growth 5-7%
1 Organic Growth
2 Reinvention
3 Acquisitions

CLUBCORP® THE WORLD LEADER IN PRIVATE CLUBS®

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(1) Adjusted EBITDA is a non-GAAP measure. See Appendix for the definition of Adjusted EBITDA and a reconciliation to the most comparable financial measure calculated in accordance with GAAP.

REIT ANALYSIS

Eric Affeldt, President and CEO


CLUBCORP

REIT EVALUATION PROCESS

Comprehensive analysis of strategic options

Guiding principles

- Relentless focus on long-term creation of shareholder value
- Structure that complements execution of ClubCorp's growth strategy (reinvention and acquisitions)

Situation

- Real estate holdings are a valuable asset
- ClubCorp is a unique and differentiated business relative to most other real estate intensive businesses

Process

- Engaged top-tier advisors in finance, tax and law for comprehensive review of strategic options
- Evaluated strategic and financial implications of five REIT structures including WholeCo conversion and OpCo / PropCo

CLUBCORP
THE WORLD LEADER IN PRIVATE CLUBS

56

CONSIDERATIONS OF A WHOLECO CONVERSION

Current political environment makes this structure unlikely

If we could, we would likely pursue a WholeCo conversion …

» Allows company to continue to execute existing business plan and operate a fully integrated owner/operator business model and pursue its acquisition and reinvention growth strategy

» Company retains capital markets flexibility and cost of capital advantage to acquire new clubs

» Company benefits from significant tax savings

This option is not available today

» The company's business activities do not generate rental income in a traditional way like most REITs even though the company believes in the merits of recognizing dues as rents

» A whole company REIT conversion would require an IRS Private Letter Ruling ("PLR"), which is not available today

If this structure becomes an option in the future, the Board would revisit a WholeCo conversion

CLUBCORP®
THE WORLD LEADER IN PRIVATE CLUBS®

57

CONSIDERATIONS OF AN OPCO/PROPCO STRUCTURE

From an operational, growth, and long-term value perspective, ClubCorp current model superior

Operational / Growth	» Current single owner-operator model is superior because it provides a stronger platform for reinvention and growth through future acquisitions
Financial	» Tax savings on structure are largely offset by additional costs resulting from added G&A and likely higher borrowing costs » Reduced retained cash flow reduces ability to fund growth (resulting from REIT tax requirements)
Shareholder value creation	» Risk of multiple degradation on OpCo due to higher leverage, reduced scale, and loss of real estate » ClubCorp REIT may not achieve full valuation available to triple net leased REITs » Downward stock price pressure resulting from impediments to long-term growth strategy

C-Corp integrated structure is currently the best structure for ClubCorp

CLUBCORP®
THE WORLD LEADER IN PRIVATE CLUBS®

58

CONSIDERATIONS OF AN OPCO/PROPCO STRUCTURE

ClubCorp's integrated owner/operator model is superior to OpCo/PropCo Structure

	ClubCorp C-corp	OpCo	PropCo
Growth Strategy			
Organic	●	◕	○
Reinvention	●	◔	◔
Acquisitions	●	◔	◔
Capital Structure & Liquidity			
Flexible balance sheet	●	◔	◑
Access to capital	●	◔	◑
Leverage	●	◔	◑
Financial			
Tax efficiency[(1)]	○	◔	●
Free cash flow / retained earnings	●	◔	◔
Operational efficiency / G&A costs	●	◑	◑

(1) Not significant payer of cash taxes in 2014, but cash taxes will increase in 2015

● Most favorable ◑ Moderately favorable ○ Least favorable

CLUBCORP® The World Leader in Private Clubs®

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KEY REIT VALUATION CRITERIA

A ClubCorp REIT does not have the same characteristics as best-in-class REIT peers

	Highly valued public triple-net REITs	ClubCorp REIT
Property portfolio		
Diverse tenant base	●	○ Single tenant / operator concentration
Diversity of portfolio	●	○ Lack of industry diversification
Alternative use of real estate	●	○ Limited alternate use of real-estate
Credit quality of tenant base	●	◔ Small-cap non-investment grade tenant
Key investor objectives		
Management	●	◔ Ability to attract REIT management uncertain
Independence	●	○ PropCo dependent on OpCo
G&A burden	●	◑ Fixed overhead relative to scale
Dividend track record	●	◑ To be established over time
Other considerations		
Long REIT track record	●	◑ To be established over time
Low balance sheet leverage	●	◑ Increased leverage, reliant on OpCo
Opportunities for growth	●	◔ Uncertain diversification strategy
Size/scale	●	○ Limited universe of potential investors
Inclusion in REIT indices	●	○ RMZ index inclusion uncertain

● Most favorable ◑ Moderately favorable ○ Least favorable

CLUBCORP® The World Leader in Private Clubs®

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61 REIT CONCLUSION Existing structure positions ClubCorp for continued growth » Whole company REIT conversion is not an option today » Company will likely pursue a whole company REIT conversion if this option is available in the future WholeCo » The operational complexities of a OpCo/PropCo structure would impede ClubCorp’s proven growth strategy » ClubCorp’s owner/operator C-Corp business model and growth strategies continue to deliver strong returns OpCo/PropCo » We are excited about our growth opportunities going forward and believe our current structure will best position us to take full advantage of the acquisition and growth opportunities currently available » We remain committed to our shareholders and will continuously evaluate opportunities to create long-term shareholder value Future outlook » ClubCorp intends to create a captive REIT for its Sequoia owned assets. There is no tax benefit associated with the formation of a captive REIT Other alternatives 62 WHY CLUBCORP? Resilient business model … coupled with significant incremental growth opportunities Predictable dues-based membership business with growing membership base Solid organic growth … levered to healthier, mass affluent consumer Attractive returns on expansion capital, particularly from reinvention Financial strength, scope, scale and expertise to acquire and consolidate fragmented industry Upside from recent Sequoia Golf acquisition

63 64 APPENDIX

NET INCOME TO ADJUSTED EBITDA

RECONCILIATION OF NON-GAAP MEASURES TO CLOSEST GAAP MEASURE

	2Q13 LTM	3Q13 LTM	4Q13 LTM	1Q14 LTM	2Q14 LTM	3Q14 LTM
Net (loss)	**$ (18,818)**	**$ (11,454)**	**$ (40,680)**	**$ (33,977)**	**$ (58,576)**	**$ (50,269)**
Interest expense	88,348	87,771	83,669	79,815	75,820	69,265
Income tax (benefit) expense	(11,619)	(6,131)	1,681	612	(4,506)	(2,497)
Interest and investment income	(1,299)	(1,350)	(345)	(352)	(370)	(1,656)
Depreciation and amortization	74,419	73,857	72,073	72,364	72,851	72,981
EBITDA	**131,031**	**142,693**	**116,398**	**118,462**	**85,219**	**87,824**
Impairments, disposition of assets and income (loss) from discontinued operations and divested clubs (1)	30,275	19,903	14,364	15,206	14,352	13,360
Loss on extinguishment of debt (2)	-	-	16,856	16,856	48,354	48,354
Non-cash adjustments (3)	3,536	3,903	3,929	3,581	3,201	2,545
Other adjustments (4)	3,991	6,229	10,134	8,565	13,674	14,932
Equity-based compensation expense (5)	-	-	14,217	15,049	16,305	17,254
Acquisition adjustment (6)	2,357	1,985	1,306	1,776	2,400	3,136
Adjusted EBITDA	**$171,190**	**$174,713**	**$177,204**	**$179,495**	**$183,505**	**$187,405**

(1) Includes non-cash impairment charges related to property and equipment, liquor licenses, mineral rights, loss on disposals of assets and net loss or income from discontinued operations and divested clubs that do not qualify as discontinued operations. (2) Includes loss on extinguishment of debt calculated in accordance with GAAP. (3) Includes non-cash items related to purchase accounting associated with the acquisition of ClubCorp, Inc. ("CCI") in 2006 by affiliates of KSL and expense recognized for our long-term incentive plan related to fiscal years 2011 through 2013. (4) Represents adjustments permitted by the credit agreement governing ClubCorp's secured credit facilities including cash distributions from equity method investments less equity in earnings recognized for said investments, income or loss attributable to non-controlling equity interests of continuing operations, franchise taxes, adjustments to accruals for unclaimed property settlements, acquisition costs, debt amendment costs, equity offering costs, other charges incurred in connection with the ClubCorp Formation (as defined in our Annual Report on Form 10-K filed with the SEC on March 21, 2014) and management fees, termination fee and expenses paid to an affiliate of KSL. (5) Includes equity-based compensation expense, calculated in accordance with GAAP, related to awards held by certain employees, executives and directors. (6) Represents estimated deferred revenue using current membership life estimates related to initiation payments that would have been recognized in the applicable period but for the application of purchase accounting in connection with the acquisition of CCI in 2006.

CLUBCORP®
THE WORLD LEADER IN PRIVATE CLUBS®

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CALCULATION OF FREE CASH FLOW

RECONCILIATION OF NON-GAAP MEASURES TO CLOSEST GAAP MEASURE

	2Q13 LTM	3Q13 LTM	4Q13 LTM	1Q14 LTM	2Q14 LTM	3Q14 LTM
Adjusted EBITDA (1)	$171,190	$174,713	$177,204	$179,495	$183,505	$187,405
LESS:						
Interest expense and principal amortization on long-term debt (2)	65,758	64,758	61,317	56,660	51,776	44,370
Cash paid for income taxes	3,051	3,521	3,187	3,192	4,162	2,796
Maintenance capital expenditures	18,361	24,135	23,831	24,279	27,730	28,162
Capital lease principal & interest expense	11,350	11,644	11,885	12,190	12,197	12,436
Free Cash Flow	$ 72,670	$ 70,655	$ 76,984	$ 83,174	$ 87,640	$ 99,641

(1) See the Adjusted EBITDA reconciliation in the preceding "Reconciliation of Non-GAAP Measures to Closest GAAP Measure" table.
(2) Interest on long-term debt excludes accretion of discount on member deposits, amortization of debt issuance costs, amortization of term loan discount and interest on notes payable related to certain realty interests which we define as "Non-Core Development Entities".

CLUBCORP®
THE WORLD LEADER IN PRIVATE CLUBS®

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67 THANK YOU! Go Enjoy a Club! 68